UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant ☑

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

☑	Definitive Additional Materials
Soliciting Material Pursuant to Section 240.14a-12

AMERICAN BEACON FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

American Beacon Funds

IMPORTANT SHAREHOLDER MEETING NOTICE

Dear Shareholder:

We recently sent you proxy materials concerning important proposals affecting the American Beacon Funds. The Special Meeting for the Funds has adjourned to allow shareholders more time to vote on the proposals. The Special Meeting will reconvene on January 9, 2024, at 3:30 pm Central Time. This letter was sent because you held shares in the fund(s) on the record date and we have not received your vote.

YOUR FUND BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL(S)

Your vote makes a difference for charity!

To express our appreciation for your participation, American Beacon Advisors, Inc. will make a charitable donation of $1 for every shareholder account that votes beginning November 10, 2023. Contributions will be made in equal parts to Feeding America and the Make-A-Wish Foundation. Regardless of how you vote, you'll help these charities make a difference.

VOTING NOW HELPS AVOID UNNECESSARY COMMUNICATIONS AND ELIMINATES PHONE CALLS TO SHAREHOLDERS

Please vote using one of the following options:

1.	VOTE ONLINE

Log on to the website or scan the QR code shown on the enclosed proxy card. Please have your proxy card in hand to access your 14-digit control number (located in the shaded box) and follow the on-screen instructions.

2.	VOTE BY TOUCH-TONE TELEPHONE

Call the automated toll-free number listed on the enclosed proxy card. Please have your proxy card in hand to access your 14-digit control number (located in the shaded box) and follow the recorded instructions. If you would like to vote with a live agent, you can call 866-434-5625 and provide your 14-digit control number and the agent will process your vote over the phone. You will receive a confirmation in the mail of your vote within 5 days.

A copy of the Joint Proxy Statement may be viewed or downloaded at the website listed on your enclosed proxy card. Please read the materials carefully. If you have any questions regarding the proposal(s), or need assistance with voting, you may call Computershare Fund Services, the Fund’s proxy solicitor, toll free at 1-866-434-5625.

Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation.

American Beacon Funds

IMPORTANT SHAREHOLDER MEETING NOTICE

Dear Shareholder:

We recently sent you proxy materials concerning important proposals affecting the American Beacon Funds. The Special Meeting for the Funds has adjourned to allow shareholders more time to vote on the proposals. The Special Meeting will reconvene on January 9, 2024, at 3:30 pm Central Time. This letter was sent because you held shares in the fund(s) on the record date and we have not received your vote.

YOUR FUND BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL(S)

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN!

VOTING NOW HELPS AVOID UNNECESSARY COMMUNICATIONS AND ELIMINATES PHONE CALLS TO SHAREHOLDERS

Please vote using one of the following options:

1.	VOTE ONLINE

Log on to the website or scan the QR code shown on the enclosed proxy card. Please have your proxy card in hand to access your 14-digit control number (located in the shaded box) and follow the on-screen instructions.

2.	VOTE BY TOUCH-TONE TELEPHONE

Call the automated toll-free number listed on the enclosed proxy card. Please have your proxy card in hand to access your 14-digit control number (located in the shaded box) and follow the recorded instructions. If you would like to vote with a live agent, you can call 866-434-5625 and provide your 14-digit control number and the agent will process your vote over the phone. You will receive a confirmation in the mail of your vote within 5 days.

A copy of the Joint Proxy Statement may be viewed or downloaded at the website listed on your enclosed proxy card. Please read the materials carefully. If you have any questions regarding the proposal(s), or need assistance with voting, you may call Computershare Fund Services, the Fund’s proxy solicitor, toll free at 1-866-434-5625.

Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation.